UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2011

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-118873	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2011, MHI Hospitality Corporation (the “Company”) entered into an amendment (the “Note Amendment”) of its existing Note Agreement dated April 18, 2011 with Essex Equity High Income Joint Investment Vehicle, LLC, as lender and agent (the “Lender”) pursuant to which the Company has the right to borrow up to $10.0 million, for the purpose of extending the Lender’s loan commitment period thereunder for an additional 17 months through May 31, 2013. A copy of the Note Amendment is attached as Exhibit 10.39 to this report and is incorporated by reference herein.

Additionally, the Company simultaneously entered into an amendment (the “Warrant Amendment”) of the warrant (the “Warrant”) to purchase 1,900,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), issued on April 18, 2011 in favor of two affiliates of the Lender, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP (collectively, the “Investors”). The Investors are also the collective holders of 25,227 shares of the Company’s Series A Cumulative Redeemable Preferred Stock. Pursuant to the Warrant Amendment, the exercise price per share of Common Stock covered by the Warrant will be adjusted from time to time in the event of cash dividends upon Common Stock by deducting from such exercise price the per-share amount of such cash dividends. Such adjustment would not take into account quarterly dividends declared prior to January 1, 2012. A copy of the Warrant Amendment is attached as Exhibit 4.3 to this report and is incorporated by reference herein.

Ryan P. Taylor, a member of the Company’s board of directors as designated by the holders of the Company’s Preferred Stock, is the Managing Partner of Richmond Hill Investment Co., LP and a Managing Director of Essex Equity Capital Management, LLC.

The foregoing summary descriptions of the Note Amendment and the Warrant Amendment, respectively, and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete texts of the Note Amendment and the Warrant Amendment, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.3	Amendment, dated December 21, 2011, to Warrant, dated as of April 18, 2011, by and among the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.39	Amendment No. 1, dated December 21, 2011, to Note Agreement, dated April 18, 2011, by and among the Company and Essex Equity High Income Joint Investment Vehicle, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2011

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

Exhibit List

4.3	Amendment, dated December 21, 2011, to Warrant, dated as of April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.39	Amendment No. 1, dated December 21, 2011, to Note Agreement, dated April 18, 2011, by and between the Company and Essex Equity High Income Joint Investment Vehicle, LLC.

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